SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 19, 2001

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13699                 95-1778500
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification Number)

           141 Spring Street
       Lexington, Massachusetts                              02421
(Address of principal executive offices                    (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

Item 5.  Other Events.

         On October 17, 2001, the Registrant announced financial results for its fiscal quarter ended September 30, 2001. In connection with this announcement, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.

         On October 17, 2001, the Registrant announced that it had agreed to a purchase price adjustment related to its 1997 merger with Hughes Defense. The Registrant also announced that it plans to record a third quarter charge of $693 million in connection with its commuter aircraft business and $52 million related to used general aviation aircraft. In connection with these announcements, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is specifically incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such press release.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibit is filed as part of this report:

         99.1     Press release dated October 17, 2001.

         99.2     Press release dated October 17, 2001.

         99.3     Certificate   of   Amendment   of  Restated   Certificate   of
                  Incorporation of Raytheon Company to effect a reverse stock split of the Registrant's Class A and Class B common stock.

         99.4     Certificate   of   Amendment   of  Restated   Certificate   of
                  Incorporation of Raytheon Company to effect a forward stock split of the Registrant's Class A and Class B common stock.

         99.5 Certificate of Amendment of Restated Certificate of Incorporation of Raytheon Company to reclassify the Registrant's Class A and Class B common stock into a single new class of common stock.

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 19, 2001


                                         RAYTHEON COMPANY


                                         By:    /s/ John W. Kapples
                                                John W. Kapples
                                                Vice President and
                                                Secretary

                                  EXHIBIT INDEX


Exhibit
Number         Description



99.1     Press release dated October 17, 2001.

99.2     Press release dated October 17, 2001.

99.3 Certificate of Amendment of Restated Certificate of Incorporation of Raytheon Company to effect a reverse stock split of the Registrant's Class A and Class B common stock.

99.4 Certificate of Amendment of Restated Certificate of Incorporation of Raytheon Company to effect a forward stock split of the Registrant's Class A and Class B common stock.

99.5 Certificate of Amendment of Restated Certificate of Incorporation of Raytheon Company to reclassify the Registrant's Class A and Class B common stock into a single new class of common stock.